UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2019

Pharmos Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-11550	36-3207413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3609 Hammerkop Dr. North Las Vegas, NV	89084
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (415) 841-3570

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

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Section 8 - Other Events

Item 8.01 Other Events.

The Registrants’s current contact information is listed below:

Address: 3609 Hammerkop Dr., North Las Vegas, NV 89084

Phone number: (415) 841-3570

Email: pharmoscorp@hotmail.com

The Registrant’s President, Secretary, Chief Financial Officer, Chief Executive Officer and Chairman of the Board of Directors is Richard Chiang, who may be reached at the Registrant’s address above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pharmos Corporation (Registrant)
Date: March 22, 2019	By: /s/ Richard Chiang Richard Chiang Chief Executive Officer

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